Supplement dated November 1, 2001
       to the Prospectus dated May 1, 2001 for Park Avenue Life (PAL '97)

      The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2001 for the Variable Life Insurance Policy issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account K and marketed under the name "Park Avenue Life".

      The section of the prospectus titled "Mortality and expense risk charge" on page 34 is replaced with the following:

Deductions from the Separate Account

Mortality and expense risk charge

      We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%. It covers the risk that those insured under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated.